UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K/ A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): December 30, 2009

RELIABILITY INCORPORATED
(Exact name of Registrant as specified in its charter)

Texas	0-7092	75-0868913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue--15th Floor   New York, New York 10022
(Address of principal corporate offices)                    (Zip Code)

Registrant’s telephone number, including area code: (212) 231-8359

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant

On December 30, 2009, Reliability Incorporated (the “Company”) announced that the Board of Directors of the Company by mutual consent had terminated the appointment of Schumacher & Associates, Inc (“Schumacher”) as independent certifying accountants of the Company, and appointed the firm of Ramirez International Financial & Accounting Services, Inc. (“Ramirez International”) as the new independent certifying accountants of the Company.  In response to a Staff comment letter, this Form 8-K/A is being filed to upgrade the Company’s prior disclosure.

The Company stated in its December 30, 2009 Form 8-K that, during its two most recently completed fiscal quarters ended June 30 and September 30, 2009 and through the termination date of December 30, 2009, there was a single disagreement with Schumacher  relating to whether the Company should be filing as a development stage company.

Schumacher believed that the Company may be a development stage company and suggested contacting the  SEC for guidance. The issue arose during the Company’s third quarter, the period ended September 30, 2009. The Company became a shell when it sold its then primary business in 2008. The Company had concluded, in its Form 10 -K disclosure for the period ended December 31, 2008 that, “... it should sell the Company or identify a merger partner. There can be no assurances that the Company will be successful in completing such a transaction or be able to maintain sufficient liquidity over a period of time that will allow it to carry out this action, in which case the Company might be forced to dissolve or seek protection under the Federal bankruptcy statutes, or both...” Based on these circumstances and FASB pronouncements (as well as the advice of an outside consultant), the Board of Directors believed and continues to believe the Company is not a development stage company and no additional disclosures are necessary.

The disagreement was considered by the Company’s Board of Directors and, as part of that consideration, provided Schumacher with a copy of this amended disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such updated letter is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01.     Financial Statements and Exhibits.

16.1                       Updated Letter from Auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

Dated: February 19, 2010	By:	/s/ Jay Gottlieb
Jay Gottlieb
Chairman of the Board, Secretary and Treasurer